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FICO SCORE                                          COLLATERAL CUTS FOR 2003-NC4
----------

                                                     ADJUSTED                  WA                                  %       %       %
               TOTAL BALANCE                       BALANCE[1]            COMBINED       WA    WA          %    OWNER    FULL CASHOUT
FICO                  AMOUNT    %[2]       LTV         AMOUNT    %[2]         LTV      DTI  FICO    SFD/PUD     OCC.     DOC    REFI
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                           0%    > 65.0                     0%
0 - 499.99                        0%    > 65.0                     0%
500 - 549.99    167,058,013      22%    > 70.0    120,000,686     16%       74.95    40.21   526       89.4     96.5    68.5    78.2
550 - 574.99     86,898,727      11%    > 70.0     66,900,644      9%       76.60    39.66   562       85.5     94.2    67.1    76.9
575 - 599.99     92,338,561      12%    > 70.0     76,354,441     10%       80.26    39.93   587       89.8     94.1    64.1    65.5
600 - 619.99     94,705,634      12%    > 70.0     78,861,209     10%       80.74    39.65   610       89.0     95.8    54.6    67.8
620 - 649.99    136,310,231      18%    > 80.0     69,019,611      9%       81.04    40.26   634       85.6     93.2    55.6    62.8
650 - 679.99     91,679,395      12%    > 80.0     50,780,917      7%       81.64    39.38   664       80.5     92.1    47.6    62.9
680 - 699.99     36,724,491       5%    > 85.0     15,300,858      2%       82.37    39.04   689       80.2     90.1    42.0    54.5
700 - 749.99     42,739,636       6%    > 85.0     14,099,600      2%       82.53    38.05   720       76.6     87.1    39.0    46.7
750 - 799.99     13,063,787       2%    > 85.0      3,454,699      0%       79.48    39.43   769       73.7     87.4    35.7    35.1
800 +               567,529       0%    > 85.0                     0%       77.68    38.62   804      100.0    100.0    11.4    11.4
TOTAL           762,086,003     100%              494,772,665     65%       79.26    39.76   607       85.8     93.7    57.7    66.9
------------------------------------------------------------------------------------------------------------------------------------
FICO: Average  607               Min:  500        Max:  804
------------------------------------------------------------------------------------------------------------------------------------


DEBT TO INCOME (DTI) RATIO
--------------------------

                                                      ADJUSTED                  WA                                 %       %       %
                 TOTAL BALANCE                      BALANCE[1]            COMBINED       WA     WA         %   OWNER    FULL CASHOUT
DTI                     AMOUNT    %[2]     FICO         AMOUNT    %[2]         LTV      DTI   FICO   SFD/PUD    OCC.     DOC    REFI
------------------------------------------------------------------------------------------------------------------------------------
<= 20               25,254,553      3%    < 550      5,497,436      1%       75.22    15.99    607      87.3    81.6    47.3    67.1
20.001 - 25.00      34,354,565      5%    < 550      9,006,223      1%       76.32    22.8     606      84.3    88.8    53.1    60.8
25.001 - 30.00      58,653,069      8%    < 575     18,444,539      2%       78.35    27.91    609      86.2    93.7    59.2    65.2
30.001 - 35.00      87,545,795     11%    < 575     29,904,982      4%       78.93    32.74    606      85.2    93.9    53.2    62.0
35.001 - 40.00     123,191,003     16%    < 600     52,972,403      7%       78.58    37.51    609      87.1    95.2    53.6    67.9
40.001 - 45.00     186,979,567     25%    < 625    108,082,916     14%       81.49    42.68    613      86.1    95.3    50.4    66.2
45.001 - 50.00     199,361,105     26%    < 650    153,021,065     20%       79.72    47.79    607      85.0    93.6    65.5    68.1
50.001 - 55.00      41,994,338      6%    < 675     38,084,761      5%       76.72    52.64    582      84.3    94.1    80.6    77.8
55+                  4,752,008      1%    < 700      4,752,008      1%       71.78    57.24    550      92.1    96.6    79.3    79.4
TOTAL              762,086,003    100%             419,766,332     55%       79.26    39.76    607      85.8    93.7    57.7    66.9
------------------------------------------------------------------------------------------------------------------------------------
DTI:  Average  39.76             Min:  0.04       Max:  58.99
------------------------------------------------------------------------------------------------------------------------------------


LOAN TO VALUE (LTV) RATIO
-------------------------

                                                     ADJUSTED                WA                                   %       %       %
                 TOTAL BALANCE                     BALANCE[1]          COMBINED       WA     WA          %    OWNER    FULL CASHOUT
LTV                     AMOUNT     %[2]     DTI        AMOUNT    %[2]       LTV      DTI   FICO    SFD/PUD     OCC.     DOC    REFI
------------------------------------------------------------------------------------------------------------------------------------
(Less than) 60.00   50,942,171       7%    > 50     3,670,275     0%      50.53     37.81   598       85.9     92.0     52.2    84.0
60.01 - 70.00       91,039,833      12%    > 50     8,473,691     1%      66.69     38.54   584       83.1     89.6     56.0    81.4
70.01 - 80.00      282,711,677      37%    > 50    17,282,946     2%      77.90     40.10   600       84.4     91.8     57.4    69.1
80.01 - 85.00      155,514,291      20%    > 50    13,227,013     2%      84.62     40.42   599       86.8     93.6     60.6    64.4
85.01 - 90.00      139,179,480      18%    > 50     4,072,468     1%      89.65     39.99   635       88.5     99.3     49.9    56.9
90.01 - 95.00       33,882,739       4%    > 50                   0%      94.86     38.23   650       86.9    100.0     81.0    47.8
95.01 - 100.00       8,815,812       1%    > 50        19,954     0%      99.90     43.34   649       88.2    100.0    100.0    24.8
100+                                 0%    > 50                   0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              762,086,003     100%            46,746,346     6%      79.26     39.76   607       85.8     93.7     57.7    66.9
------------------------------------------------------------------------------------------------------------------------------------
LTV:   Average 79.26             Min:  15.15      Max:  100.00
------------------------------------------------------------------------------------------------------------------------------------
[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.


PRINCIPAL BALANCE
-----------------

SCHEDULED                                                           WA                                  %           %           %
PRINCIPAL        TOTAL BALANCE                       WA       COMBINED          WA          %       OWNER     CASHOUT        FULL
BALANCE                 AMOUNT           %[2]      FICO            LTV         DTI    SFD/PUD        OCC.        REFI         DOC
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K               15,679,188          2%       607          80.11       37.35       87.3        89.4        51.9        84.9
$51 - $200K           349,799,511         46%       594          77.81       38.75       85.8        92.3        69.4        65.8
$200.1 - $250K        102,979,591         14%       604          79.09       40.22       84.7        95.5        70.9        57.0
$250.1 - $300K         85,030,460         11%       610          80.67       42.10       77.4        94.3        69.5        55.8
$300.1 - $400K        121,253,307         16%       621          81.60       40.87       88.3        95.5        62.0        45.5
$400.1 - $500K         69,240,721          9%       634          80.58       39.36       91.4        94.2        59.8        38.0
$500.1 - $600K         14,713,318          2%       662          81.30       41.97       89.2       100.0        56.3        40.7
$600.1 - $700K          1,896,371          0%       667          80.97       40.46      100.0       100.0        32.8       100.0
$700.1 - $800K          1,493,537          0%       631          67.33       43.67      100.0       100.0       100.0        49.9
$800.1 - $900K                             0%
$900.1 - $1000K                            0%
>$1000K                                    0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 762,086,003        100%       607          79.26       39.76       85.8        93.7        66.9        57.7
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE: AVERAGE  162,735       MIN:  9,021          MAX:  748,477
------------------------------------------------------------------------------------------------------------------------------------


DOCUMENTATION TYPE
------------------

                                                                        WA                                     %             %
DOC               TOTAL BALANCE                        WA         COMBINED            WA           %       OWNER       CASHOUT
TYPE                     AMOUNT          %[2]        FICO              LTV           DTI     SFD/PUD        OCC.          REFI
------------------------------------------------------------------------------------------------------------------------------------
Full Doc            439,935,395           58%         597            79.74         40.61        87.4         94.5         68.0
Stated Doc          269,022,787           35%         623            78.36         38.67        82.9         93.1         64.3
Limited Doc          53,127,821            7%         612            79.83         38.27        86.7         90.4         70.9
NINA                                       0%
Other                                      0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               762,086,003          100%         607            79.26         39.76        85.8         93.7         66.9
------------------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE
-------------

                                                                          WA                         %            %            %
PROPERTY            TOTAL BALANCE                        WA         COMBINED            WA       OWNER      CASHOUT         FULL
TYPE                       AMOUNT          %[2]        FICO              LTV           DTI        OCC.         REFI          DOC
------------------------------------------------------------------------------------------------------------------------------------
Single Family         571,496,135           75%         604            79.12         39.66        95.4         69.2         58.3
PUD                    82,158,701           11%         608            81.42         40.37        96.4         57.1         62.4
Townhouse                                    0%
2 - 4 Family           61,670,221            8%         626            76.99         39.88        77.4         69.1         42.7
Condo                  40,749,691            5%         625            80.74         39.84        89.7         53.5         60.5
Manufactured            6,011,256            1%         588            76.23         39.25        97.4         56.9         72.7
Other                                        0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 762,086,003          100%         607            79.26         39.76        93.7         66.9         57.7
------------------------------------------------------------------------------------------------------------------------------------


PRIMARY MORTGAGE INSURANCE
--------------------------

                                                               WA                     %            %            %
MORTGAGE            TOTAL BALANCE                   WA   COMBINED        WA       OWNER      CASHOUT         FULL      IS MI DOWN
INSURANCE                  AMOUNT     %[2]        FICO        LTV       DTI        OCC.         REFI          DOC       TO 60 LTV
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                      0%
Loans >80 LTV w/o MI                    0%
Other                                   0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           0       0%
------------------------------------------------------------------------------------------------------------------------------------


LOAN PURPOSE
------------

                                                                                  WA                                      %
LOAN                        TOTAL BALANCE                        WA         COMBINED            WA           %        OWNER
PURPOSE                            AMOUNT          %[2]        FICO              LTV           DTI     SFD/PUD         OCC.
------------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                                   0%
Refinance - Cashout           510,133,036           67%         598            77.66         40.08        86.7         93.8
Purchase                      140,558,222           18%         638            84.85         39.15        80.1         93.2
Refinance - Rate Term         111,394,746           15%         608            79.52         39.08        88.8         94.2
Other                                                0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         762,086,003          100%         607            79.26         39.76        85.8         93.7
------------------------------------------------------------------------------------------------------------------------------------


FIXED VS. FLOATING COLLATERAL
-----------------------------

                                                         WA                             %         %
COLLATERAL  TOTAL BALANCE                  WA      COMBINED         WA        %     OWNER   CASHOUT
TYPE               AMOUNT       %[2]     FICO           LTV        DTI  SFD/PUD      OCC.      REFI            INDEX      MARGIN
------------------------------------------------------------------------------------------------------------------------------------
Fixed         206,428,480        27%      620         77.17      39.25     83.5      91.4      71.5                         0.0
Floating                          0%
A2/6          531,414,691        70%      598         79.96      39.99     86.7      94.5      65.8    6 Month Libor        6.5
A3/6            8,367,464         1%      617         80.77      39.98     88.6      97.5      82.2    6 Month Libor        6.4
Other       15,875,368.01         2%      717         82.15      38.53     83.1      97.2      38.9    1 Month Libor        3.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL         762,086,003       100%      607         79.26      39.76     85.8      93.7      66.9                         6.4
------------------------------------------------------------------------------------------------------------------------------------


LIEN STATUS
-----------

                                                                        WA                                       %            %
LIEN              TOTAL BALANCE                        WA         COMBINED            WA           %         OWNER      CASHOUT
STATUS                   AMOUNT          %[2]        FICO              LTV           DTI     SFD/PUD          OCC.         REFI
------------------------------------------------------------------------------------------------------------------------------------
First Lien          752,837,422           99%         607            79.01         39.72        85.8          93.7         67.4
Second Lien           9,248,581            1%         649            99.25         43.34        87.0         100.0         27.1
Third Lien                                 0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               762,086,003          100%         607            79.26         39.76        85.8          93.7         66.9
------------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY STATUS
----------------

                                                                          WA                                    %           %
OCCUPANCY              TOTAL BALANCE                      WA        COMBINED           WA          %        OWNER     CASHOUT
TYPE                          AMOUNT         %[2]       FICO             LTV          DTI    SFD/PUD         OCC.        REFI
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence        714,411,177          94%        606           79.56        39.93       87.4        100.0        67.0
Second Home                2,075,786           0%        657           79.00        32.30       95.2          0.0        29.5
Investment                45,599,039           6%        629           74.48        37.42       60.1          0.0        68.0
Non-owner                                      0%
Other                                          0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    762,086,003         100%        607           79.26        39.76       85.8         93.7        66.9
------------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY
------------------

PREPAYMENT                                                                     WA                                    %           %
CHARGES TERM   TOTAL BALANCE                      # OF         WA        COMBINED           WA          %        OWNER     CASHOUT
AT ORIGINATION        AMOUNT         %[2]        LOANS       FICO             LTV          DTI    SFD/PUD         OCC.        REFI
------------------------------------------------------------------------------------------------------------------------------------
0 Months         139,677,307          18%          925        623           79.46        38.88       83.5         94.6        63.3
6 Months             260,240           0%            4        604           79.90        38.81       66.3        100.0        80.4
12 Months         58,016,106           8%          278        614           77.56        40.36       79.5         96.5        66.0
24 Months        417,259,403          55%        2,458        597           80.19        40.12       87.7         93.9        66.1
36 Months        146,872,948          19%        1,018        618           77.08        39.33       84.9         91.4        73.2
60 Months                              0%
TOTAL                                  0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            762,086,003         100%        4,683        607           79.26        39.76       85.8         93.7        66.9
------------------------------------------------------------------------------------------------------------------------------------


SECTION 32 LOANS

                                                                   WA                                     %             %
OCCUPANCY        TOTAL BALANCE                        WA     COMBINED           WA            %       OWNER       CASHOUT
TYPE                    AMOUNT         %[2]         FICO          LTV          DTI      SFD/PUD         OCC.         REFI
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans            0            0%            0            0            0            0            0            0
------------------------------------------------------------------------------------------------------------------------------------
Total                       -                          0            0            0            0            0            0
------------------------------------------------------------------------------------------------------------------------------------


GA % AND TOP 5 STATES    TOP 5 ORIGINATORS                                  SERVICERS
---------------------    -----------------                                  ---------
State                     %[2]             Originator        %[2]           Servicer             %[2]
-----------------------------------------------------------------------------------------------------
GEORGIA*                  0.00             New Century        100           Provident             100
California               43.07
Florida                   6.29
Illinois                  5.14
New York                  4.23
Texas                     4.18


STRESS ANALYSIS
---------------

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                                    BREAKEVEN CDR                                       CUMULATIVE LOSSES
------------------------------------------------------------------------------------------------------------------------------------
                     25 CPR            40 CPR            60 CPR            25 CPR            40 CPR            60 CPR
------------------------------------------------------------------------------------------------------------------------------------
AA
A
BBB
BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                                 MULTIPLE OF DEFAULT RAMP                               CUMULATIVE LOSSES
------------------------------------------------------------------------------------------------------------------------------------
                     25 CPR            40 CPR            60 CPR            25 CPR            40 CPR            60 CPR
------------------------------------------------------------------------------------------------------------------------------------
AA
A
BBB
BBB-